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                                                                        EXH. 23

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement Nos. 33-61903, 333-05795 and 333-05797 of our report dated May 21, 1997 included in this Form 10-K for the year ended March 28, 1997.



Boston, Massachusetts
June 23, 1997